Exhibit 10.13

Agreed Form

CERTIFICATE OF MERGER

MERGING

PRIME NUMBER MERGER SUB INC.

(a Delaware corporation)

WITH AND INTO

PRIME NUMBER ACQUISITION I CORP.

(a Delaware corporation)

[ ], 2023

Pursuant to Section 251 of the Delaware General Corporation Law (the “DGCL”), Prime Number Acquisition I Corp., a Delaware corporation (the “Company”), in connection with the merger of Prime Number Merger Sub Inc. a Delaware corporation (“Merger Sub”), with and into the Company (the “Merger”), hereby certifies as follows:

FIRST: The name and state of incorporation of each of the constituent companies to this Merger are as follows:

Name	State of Incorporation
Prime Number Merger Sub Inc.	Delaware
Prime Number Acquisition I Corp.	Delaware

SECOND: The Business Combination Agreement, dated December [ ], 2022, by and among the Company, Merger Sub, Prime Number Holding Limited, a Cayman Islands exempted company and sole shareholder of Merger Sub (the “Parent”), Noco-Noco Pte. Ltd., a Singapore private company (the “Target”), [    ]1, a Singapore private company, and the shareholders of the Target (the “Merger Agreement”), setting forth the terms and conditions of the Merger, has been approved, adopted, certified, executed and acknowledged by each of the parties of the Merger Agreement, including the Company, Merger Sub, and Parent, in accordance with Section 251 of the DGCL.

THIRD: The Company shall be the surviving corporation in the Merger (the “Surviving Corporation”), which will continue its existence as the Surviving Corporation under its present name, Prime Number Acquisition I Corp., upon the effective time of the Merger.

FOURTH: The Merger shall become effective upon the filing of this Certificate of Merger with the Secretary of State of the State of Delaware.

1 NTD: To insert New SubCo name.

FIFTH: An executed copy of the Merger Agreement is on file at the principal place of business of the Surviving Corporation located at:

c/o Prime Number Acquisition I Corp.

1129 Northern Blvd., Suite 404

Manhasset, NY 11030

SIXTH: A copy of the Merger Agreement will be furnished by the Surviving Corporation, on request and without cost, to any stockholder of either the Company or Merger Sub.

[Signature Page Follows]

Agreed Form

IN WITNESS WHEREOF, the parties have caused this Certificate of Merger to be signed as of the date set forth above.

THE COMPANY:

Prime Number Acquisition I Corp.
a Delaware corporation

By:
Name:	Dongfeng Wang
Title:	Chief Executive Officer

MERGER SUB:

Prime Number Merger Sub Inc.,
a Delaware corporation

By:
Name:	Dongfeng Wang
Title:	Chief Executive Officer